EXHIBIT 10.1

VIA FACSIMILE AND
FIRST CLASS MAIL

Ableco Finance LLC
299 Park Avenue
21st Floor
New York, NY 10171
Attention:  Mr. Daniel F. Wolf
Facsimile No.:  212-891-1541

Dear Mr. Wolf:

     Reference is made to the Loan and Security Agreement, dated December 7, 2005, by and among C&D Technologies, Inc. ("Parent"), C&D Technologies (Datel), Inc.("Datel"), C&D Technologies (CPS) LLC ("CPS", and together with Parent and Datel, the "Borrowers"), C&D Charter Holdings, Inc. ("Charter"), C&D Dynamo Corp. ("Dynamo"), Dynamo Acquisition Corp. ("Acquisition"), C&D International Investment Holdings Inc. ("International") and Datel Holding Corporation ("Datel Holding", and together with Charter, Dynamo, Acquisition and International, the "Guarantors"), the parties thereto from time to time as lenders, whether by execution of the Loan Agreement or an Assignment and Acceptance (collectively, the "Lenders"), and Ableco Finance LLC, as agent for the Lenders (in such capacity, the "Agent"), (as amended by Amendment No. 1 to Loan and Security Agreement, dated March 30, 2006, by and among Agent, Lenders, Borrowers and Guarantors and by the Consent, Waiver and Amendment No. 2 to Loan and Security Agreement, dated as of June 14, 2006, by and among Agent, Lenders, Borrowers and Guarantors, and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Loan Agreement.

     The Parent has advised the Agent that the Parent and its Subsidiaries (on a consolidated basis) may be unable to meet the Leverage Ratio financial covenant as of the last day of the calendar month ending October 31, 2006 (the "Covenant"), as required by Section 9.17(b) of the Loan Agreement. The Parent has requested that the Agent and the Lenders waive any Event of Default that may arise as a result of non-compliance with the Covenant (the "Event of Default"). The Agent and the Lenders have agreed that should such an Event of Default occur, they waive such Event of Default through November 30, 2006.

     The agreement contained herein constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral


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or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly provided herein, no other waivers or consents are intended or implied, and in all other respects the Loan Agreement is hereby specifically ratified, restated and confirmed. To the extent that any provision of the Loan Agreement or any of the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith, is inconsistent with the provisions of this agreement, the provisions of this agreement shall control.

     Please indicate the Agent's acknowledgment and agreement to all of the foregoing on behalf of the Lenders by executing a copy of this agreement in the space provided below and returning the same to my attention.

                                              Sincerely,

                                              C&D TECHNOLOGIES, INC.


                                              By: /s/ Ian J. Harvie
                                              ---------------------------------
                                              Name: Ian J. Harvie
                                              ---------------------------------
                                              Title: VP and CFO
                                              ---------------------------------


ACKNOWLEDGED AND AGREED TO THIS 24th DAY OF October, 2006:
                                ----        -------

ABLECO FINANCE LLC,
as Agent on behalf of the Lenders


By: /s/ Daniel E. Wolf
    ---------------------------------
Name: Daniel E. Wolf
      -------------------------------
Title: SVP
       ------------------------------



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